Exhibit 99.5

LUDVIK CAPITAL TO CREATE REAL ESTATE HOLDINGS SUBSIDIARY
Diverse Holding Company to form Ludvik Properties

Wilmington, DE November 9th, 2007- Ludvik Capital Inc. (OTC: LDVK) announced that it has created a subsidiary called Ludvik Properties, Inc to acquire properties in Florida, Alabama, Maryland and Georgia. The company has authorized up to $700 million in Preferred Equity Redeemable Convertible (“PERC”) Stock for the portfolio acquisitions.

The preferred equity will provide for the build out and acquisitions of approximately $2 Billion over the next ten years. Ludvik intends to partner with experienced companies to manage the hotels, resorts, vacation ownerships and vacation rentals it is proposing to acquire.

Frank Kristan, the Chairman and CEO of Ludvik said “We are very excited at the prospects and stability our real estate operations will bring to our Company and to our investors.”

Safe Harbor Statement: Except for historical information contained herein, the matters set forth in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and are subject to the safe harbor provisions of that Act. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement. These risks and uncertainties, and assumptions concerning the Company's future operations and performance, could prove inaccurate and, therefore, there can be no assurance that the forward-looking statements will prove to be accurate.

About Ludvik Capital, Inc

Ludvik Capital, Inc makes investments in public and private companies. It provides long-term equity and debt investment capital to fund growth, acquisitions and recapitalizations of small and middle-market companies in a variety of industries. (www.ludvikcapital.com). The investments and development of the properties are subject to risks and uncertainties which include, but are not limited to, those relating to permitting, financing, the actions of federal, state, or local governments and agencies. Ludvik Capital, Inc may be affected by some or all of these factors and other risks and uncertainties, many of which are beyond Ludvik Capital, Inc’s control. Except for historical statements contained herein, the statements made in this release constitute forward-looking statements that involve risks and uncertainties.

CONTACT:
Ludvik Capital, Inc.
Frank Kristan, President
Phone: (206) 984-3470
frankkristan@ludvikcapital.com

LUDVIK CAPITAL FILES FINANCIAL INFORMATION
Diverse Holding Company Files Corporate Reports

Wilmington, DE December 4th, 2007. Ludvik Capital Inc (OTC: LDVK) announced today that it has filed its updated financial information for the reporting period ended September 30, 2007. The Company filed additional financial information for the period ended June 30, 2007 and financial information for the period ended March 31, 2007.

The corporate information on Ludvik Capital, Inc is available under the investor relations section of its website www.ludvikcapital.com.

Frank Kristan, the Chairman and CEO of Ludvik said “"As a growing company information flow to our shareholders is very important and we intend to keep our shareholders informed as we grow."

Safe Harbor Statement: Except for historical information contained herein, the matters set forth in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and are subject to the safe harbor provisions of that Act. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement. These risks and uncertainties, and assumptions concerning the Company's future operations and performance, could prove inaccurate and, therefore, there can be no assurance that the forward-looking statements will prove to be accurate.

About Ludvik Capital, Inc

Ludvik Capital, Inc makes investments in public and private companies. It provides long-term equity and debt investment capital to fund growth, acquisitions and recapitalizations of small and middle-market companies in a variety of industries. (www.ludvikcapital.com). The investments and development of the properties are subject to risks and uncertainties which include, but are not limited to, those relating to permitting, financing, the actions of federal, state, or local governments and agencies. Ludvik Capital, Inc may be affected by some or all of these factors and other risks and uncertainties, many of which are beyond Ludvik Capital, Inc’s control. Except for historical statements contained herein, the statements made in this release constitute forward-looking statements that involve risks and uncertainties.

CONTACT:
Ludvik Capital, Inc.
Frank Kristan, President
Phone: (206) 984-3470
frankkristan@ludvikcapital.com